UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2010

SUPPORT.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1900 Seaport Blvd., Third Floor, Redwood City, CA 94063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(650) 556-9440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 8, 2010, the Board of Directors (the “Board”) of support.com Inc. (the “Company”) voted to increase the number of directors that constitute the whole Board from six (6) to seven (7) directors, effective February 8, 2010, pursuant to article III, Section 1 of the Company’s Bylaws.

On February 8, 2010, Board unanimously voted to elect Michael Linton as a director of the Company, effective immediately, pursuant to Article III, Section 4 of the Company’s Bylaws. The Board also appointed Mr. Linton to serve on the Compensation Committee (the “Committee”) of the Board.

Mr. Linton most recently served as the Chief Marketing Officer of eBay, Inc and had served as the Chief Marketing Officer of Best Buy, Inc. prior to that. Prior to joining Best Buy, Mr. Linton held senior marketing and general management positions at Progressive Insurance, James River and Remington. Mr. Linton began his career at Procter & Gamble. Mr. Linton currently serves on the board of Peet’s Coffee & Tea, advises several venture-backed companies, and authors the CMO Calculus® column for Forbes.com.

Grant of Stock Options

On February 8, 2010, the Committee approved a grant of options under the Company’s 2000 Omnibus Equity Incentive Plan to purchase 40,000 shares for Mr. Linton. Such stock options will have a grant date of February 8, 2010, and the exercise price of such stock options will be equal to the closing trading price of the Company’s common stock on the grant date. All of such stock options will vest ratably on a monthly basis over the four years following the grant date.

Item 7.01.	Regulation FD Disclosure.

On February 10, 2010, the Company issued a press release announcing the election of Mr. Linton to the Board. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated February 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2010

SUPPORT.COM, INC.

By:	/S/ SHELLY SCHAFFER
Name:	Shelly Schaffer
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 10, 2010